Exhibit 99.1

[LOGO OF PHOTOMEDEX]

NEWS RELEASE for November 3, 2005 at 4:00 pm EST
------------------------------------------------
Contact:    Allen & Caron                    PhotoMedex, Inc.
            Matt Clawson (investors)         Dennis McGrath, CFO
            949-474-4300                     215-619-3287
            matt@allencaron.com              info@photomedex.com

                 PHOTOMEDEX ANNOUNCES THIRD QUARTER 2005 RESULTS
          QUARTERLY REVENUES INCREASE 71% OVER THE SAME PERIOD IN 2004

MONTGOMERYVILLE, PA - November 3, 2005 -- PhotoMedex, Inc. (Nasdaq: PHMD) today announced the results of its operations for the quarter ended September 30, 2005.

         Revenues for the third quarter ended September 30, 2005 were $7,623,838, an increase of 71.1 % over the same period last year. Included in this amount is $2,928,681 from operations of its wholly-owned subsidiary ProCyte Corporation or ProCyte, a company acquired by PhotoMedex on March 18, 2005. This compares to revenues for the third quarter ended September 30, 2004 of $4,455,396 which reflects no revenues from ProCyte.

         The net loss for the quarter ended September 30, 2005 was $1,349,900, or $(0.03) per diluted share. The net loss for the quarter ended September 30, 2004 was $1,155,809, or $(0.03) per diluted share.

         Revenues for the nine months ended September 30, 2005 were $20,662,340, an increase of 61.4 % over the same period last year. Included in this amount is $7,074,196 from ProCyte. This compares to revenues for the nine months ended September 30, 2004 of $12,803,760 which reflect no revenues from ProCyte.

         The net loss for the nine months ended September 30, 2005 was $3,138,663, or $(0.07) per diluted share. The net loss for the nine months ended September 30, 2004 was $3,726,052, or $(0.10) per diluted share.

         As of September 30, 2005, the Company had cash and cash equivalents of $5,383,952.

         Jeffrey O'Donnell, PhotoMedex CEO and President, commented, "Once again, we were cash-flow positive from operations in the quarter, which continues to demonstrate the progress we are making. With the addition of United Healthcare reimbursing for the XTRAC, some geographies now have a critical mass of covered lives and significant reimbursement levels. We have therefore initiated regional direct-to-consumer awareness programs to ramp procedures in these geographic areas. We are optimistic about the result this will have on utilization of the XTRAC in accounts in these areas."

         PhotoMedex will hold a conference call to discuss the Company's third quarter 2005 results on Thursday, November 3, 2005 at 4:30 p.m. Eastern Time.

         To participate in the conference call, dial 1.877.704.5382 (and confirmation code #4300986) approximately 5 to 10 minutes prior to the scheduled start time. If you are unable to participate, a digital replay of the call will be available from Thursday, November 3, from 7:30 p.m. EST until midnight on Wednesday, November 16, by dialing 1.888.203.1112 and using confirmation code #4300986.

                                 MORE-MORE-MORE

PHOTOMEDEX ANNOUNCES THIRD QUARTER 2005 RESULTS
Page 2-2-2

         The live broadcast of PhotoMedex, Inc.'s quarterly conference call will be available online by going to www.photomedex.com and clicking on the link to Investor Relations, and at www.streetevents.com. The online replay will be available shortly after the call at those sites.

ABOUT PHOTOMEDEX:

         PhotoMedex provides contract medical procedures to hospitals, surgi-centers and doctors' offices, offering a wide range of products and services across multiple specialty areas, including dermatology, urology, gynecology, orthopedics, and other surgical specialties. The Company is a leader in the development, manufacturing and marketing of medical laser products and services. In addition as a result of the merger with ProCyte, PhotoMedex will now develop and market products based on its patented, clinically proven Copper Peptide technology for skin health, hair care and wound care. The combined company sells directly to dermatologists, plastic and cosmetic surgeons, spas and salons and through licenses with strategic partners into the consumer market, including its long-term worldwide license agreement with Neutrogena(R), a Johnson & Johnson company. ProCyte brands include Neova(R), VitalCopper(R), Simple Solutions(R) and AquaSante(R)

         Some portions of the conference call, particularly those describing PhotoMedex' strategies, operating expense reductions and business plans, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While PhotoMedex is working to achieve those goals, actual results could differ materially from those projected in the forward-looking statements as a result of a number of factors, including difficulties in marketing its products and services, need for capital, competition from other companies and other factors, any of which could have an adverse effect on the business plans of PhotoMedex, its reputation in the industry or its results. In light of significant uncertainties inherent in forward-looking statements included herein and in the conference call, the inclusion of such information in the conference call should not be regarded as a representation by PhotoMedex or its subsidiaries that the forward looking statements will be achieved.

                                  TABLES FOLLOW

PHOTOMEDEX ANNOUNCES THIRD QUARTER 2005 RESULTS
Page 3-3-3

                                PHOTOMEDEX, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                Three Months Ended September 30,     Nine Months Ended September 30,
                                                --------------------------------    --------------------------------
                                                     2005              2004 **          2005 *            2004 **
                                                --------------    --------------    --------------    --------------
Revenues                                        $    7,623,838    $    4,455,396    $   20,662,340    $   12,803,760
Cost of Sales                                        4,303,384         2,501,416        11,157,944         7,626,851
                                                --------------    --------------    --------------    --------------
    Gross profit                                     3,320,454         1,953,980         9,504,396         5,176,909
                                                --------------    --------------    --------------    --------------
   Operating expenses:
   Selling, general and administrative               4,526,178         2,634,394        11,944,593         7,511,265
   Research and development and engineering            304,935           428,206           819,845         1,325,399
                                                --------------    --------------    --------------    --------------
                                                     4,831,113         3,062,600        12,764,438         8,836,664
   Loss from operations before
     interest expense, net                          (1,510,659)       (1,108,620)       (3,260,042)       (3,659,755)
Interest expense, net                                  (84,229)          (47,189)         (212,276)          (66,297)
Other income                                           244,988                 -           333,655                 -
                                                --------------    --------------    --------------    --------------
Net loss                                        $   (1,349,900)   $   (1,155,809)   $   (3,138,663)   $   (3,726,052)
                                                ==============    ==============    ==============    ==============
Basic and diluted net loss per share            $        (0.03)   $        (0.03)   $        (0.07)   $        (0.10)
                                                ==============    ==============    ==============    ==============
Shares used in computing basic and diluted
   net loss per share                               51,198,095        38,960,250        47,972,456        38,428,632
                                                ==============    ==============    ==============    ==============

* PhotoMedex, Inc. acquired ProCyte Corporation ("ProCyte") on March 18, 2005 and, as such the operating results of ProCyte for the nine months ended September 30, 2005 include activity from ProCyte from March 19, 2005 through September 30, 2005.

** As a result of purchase accounting rules, the operating results of ProCyte for the three and nine months ended September 30, 2004 are not included in the above consolidated statement of operations for the period ended September 30, 2004.

                                 MORE-MORE-MORE

PHOTOMEDEX ANNOUNCES THIRD QUARTER 2005 RESULTS
Page 4-4-4

                                PHOTOMEDEX, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                      September 30,    December 31,
                                                          2005             2004*
                                                     --------------   --------------
     Assets
Cash and cash equivalents                            $    5,383,952   $    3,997,017
Accounts receivable, net                                  4,718,423        4,117,399
Inventories                                               7,818,794        4,585,631
Other current assets                                        984,916          401,989
Property and equipment, net                               6,677,895        4,996,688
Other assets                                             22,838,211        4,863,202
                                                     --------------   --------------
     Total Assets                                    $   48,422,191   $   22,961,926
                                                     ==============   ==============
     Liabilities and Stockholders' Equity
Accounts payable and accrued liabilities             $    4,684,086   $    4,959,678
Other current liabilities                                   745,071        1,079,701
Bank and Lease Notes Payable                              4,152,433        2,342,264
Other liabilities                                            24,671                -
Stockholders' equity                                     38,815,930       14,580,283
                                                     --------------   --------------
     Total Liabilities and Stockholders' Equity      $   48,422,191   $   22,961,926
                                                     ==============   ==============

* Derived from audited financial statements.

                                 MORE-MORE-MORE

PHOTOMEDEX ANNOUNCES THIRD QUARTER 2005 RESULTS
Page 5-5-5

The following table compares XTRAC domestic treatment activity and revenues for the last seven quarters.

                      XTRAC DOMESTIC REVENUE AND TREATMENTS
                      -------------------------------------

                                  BILLED                      UNBILLED                   DEFERRED                  RECOGNIZED
           QUARTERLY      -----------------------     -----------------------   -------------------------   ------------------------
       TREATMENTS (TX#)    $ (000'S)       TX#             $           TX#       $ (000'S)         TX#       $ (000'S)        TX#
       ----------------   ----------    ---------     ----------   ----------   -----------    ----------   ----------    ----------
3Q05             15,690   $    916.0       13,876     $       --        1,814   $     102.7         1,556   $  1,018.7       17,246

2Q05             15,503   $    901.0       13,811     $       --        1,692   $     (12.0)         (187)  $    889.0       15,316

1Q05             12,418   $    750.0       11,304     $       --        1,114   $    (116.0)       (1,753)  $    634.0       10,633

4Q04             14,499   $    846.0       12,640     $       --        1,859   $     194.0         2,760   $  1,040.0       17,270

3Q04             13,841   $    840.0       12,672     $       --        1,169   $     105.0         1,597   $    945.0       15,438

2Q04             12,688   $    821.0       11,878     $       --          810   $    (102.0)        1,472   $    719.0       14,219

1Q04             10,737   $    675.0        9,647     $       --        1,090   $    (125.0)       (1,775)  $    550.0        8,999

                                     # # # #